SEPTEMBER 8, 2023
SUPPLEMENT TO THE FOLLOWING:
HARTFORD LARGE CAP GROWTH ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2022
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS
DATED NOVEMBER 28, 2022, AS SUPPLEMENTED TO DATE
STATEMENT OF ADDITIONAL INFORMATION FOR HARTFORD EXCHANGE-TRADED FUNDS
DATED NOVEMBER 28, 2022
This Supplement contains new and additional information regarding Hartford Large Cap Growth ETF and should be read in connection with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”).
The Board of Trustees of Hartford Funds Exchange-Traded Trust has approved a proposal to reclassify the Hartford Large Cap Growth ETF (the “Fund”) from a diversified investment company to a non-diversified investment company and eliminate a related fundamental diversification policy. This change is subject to shareholder approval at a special shareholder meeting scheduled for November 2, 2023 (“Shareholder Meeting”). Proxy materials describing the proposed change in the Fund diversification classification and the rationale for the proposed change are expected to begin mailing to shareholders of record of the Fund on or about October 2, 2023. All shareholders who held shares of the Fund as of the close of business on August 31, 2023 are eligible to vote on the proposal.
Currently, as a diversified fund, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of the Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.
As a non-diversified fund under the Investment Company Act of 1940, the Fund would no longer be subject to the above restriction although the Fund would continue to comply with the tax diversification requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended. A non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund, which means the Fund would be more exposed to the risk that poor performance by a single issuer could adversely affect Fund performance than would a fund that invests in a larger number of issuers. The proposed change to the Fund’s diversification classification is intended to provide the Fund with greater long-term flexibility in executing its investment strategy, although it is not expected to substantially affect the way the Fund is currently managed.
If the proposed amendment to the Fund’s diversification classification is approved by shareholders, it is expected to become effective on or about November 28, 2023. However, if the Shareholder Meeting is adjourned, the Fund may seek to be reclassified as non-diversified at a later date.
This Supplement should be retained with your Summary Prospectus, Statutory Prospectus and SAI for future reference.
HV-7630ETF
September 2023